                                                                    Exhibit 24.0

CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Cornelius D. Mahoney and Debra L. Murphy, and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Registration Statement on Form S-1 by Woronoco Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                               DATE
     ----                                               ----


/s/ Cornelius D. Mahoney                                November 13, 1998
--------------------------------
Cornelius D. Mahoney
Chairman of the Board, President
 and CEO
(principal executive officer)
Woronoco Bancorp, Inc.

President, CEO and Trustee
(principal executive officer)
Woronoco Savings Bank


/s/ Debra L. Murphy                                     November 13, 1998
--------------------------------
Debra L. Murphy
Senior Vice President and Chief Financial Officer
(principal accounting and financial officer)
Woronoco Bancorp, Inc.

Senior Vice President and Treasurer
(principal accounting and financial
officer)
Woronoco Savings Bank

/s/ Asher Nesin                                              November 13, 1998
--------------------------------
Asher Nesin
Director
Woronoco Bancorp, Inc.

Chairman of the Board and Vice President
Woronoco Savings Bank


/s/ Paul S. Allen                                            November 13, 1998
--------------------------------
Paul S. Allen
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ James A. Adams                                          November 13, 1998
--------------------------------
James A. Adams
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ William G. Aiken                                         November 13, 1998
--------------------------------
William G. Aiken
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ Francis J. Ehrhardt                                      November 13, 1998
--------------------------------
Francis J. Ehrhardt
Director
Woronoco Bancorp, Inc.

Trusteee
Woronoco Savings Bank

/s/ Joseph P. Keenan                                           November 13, 1998
--------------------------------
Joseph P. Keenan
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ Joseph M. Houser, Jr.                                      November 13, 1998
--------------------------------
Joseph M. Houser, Jr.
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ Richard L. Pomeroy                                         November 13, 1998
--------------------------------
Richard L. Pomeroy
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ Norman H. Storey                                           November 13, 1998
--------------------------------
Norman H. Storey
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ D. Jeffrey Templeton                                       November 13, 1998
--------------------------------
D. Jeffrey Templeton
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


/s/ Ann V. Schultz                                             November 13, 1998
--------------------------------
Ann V. Schultz
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank


--------------------------------
Paul Tsatsos
Director
Woronoco Bancorp, Inc.

Trustee
Woronoco Savings Bank